UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 9, 2006

                                  CARDIMA, INC.
               (Exact name of registrant as specified in charter)



       Delaware                         000-22419               94-3177883
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
 Incorporation or Organization)                              Identification No.)

                47266 Benicia Street, Fremont, California, 94538
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 354-0300

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 1 - Registrant's Business and Operations

Item 1.01 Amendment of a Material Definitive Agreement

On August 9, Cardima, Inc. ("Cardima" or the "Company") entered into an amended executive employment agreement, as amended, with Eric K.Y. Chan, the Company's Vice President of Product Development.

Pursuant to the amended employment agreement, Mr. Chan's annual salary will increase to $200,000 and he will receive a one time bonus in the amount of $50,000. The amended employment agreement is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

10.1   Amended Executive Agreement


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CARDIMA, INC.



Date: August 10, 2006             By: /s/ Gabriel B. Vegh
                                  -----------------------
                                  Name: Gabriel B. Vegh
                                  Chief Executive Officer,
                                  Chief Financial Officer





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